SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 August 19, 2004
                Date of Report (Date of earliest event reported)



                                CIENA Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                    0-21969             23-2725311
(State or other jurisdiction   (Commission File No.)     (IRS Employer
     of incorporation)                                Identification  No.)



                 1201 Winterson Road, Linthicum, Maryland 21090
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (410) 865-8500



                                 Not applicable
          (Former name or former address, if changed since last report)


                             Exhibit Index on Page 2


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                                TABLE OF CONTENTS

Item 5. Other Events and Regulation FD Disclosure
-------------------------------------------------
SIGNATURES
EXHIBIT INDEX
EX-99.1 Text of Press Release

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ITEM 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE

On August 19, 2004, CIENA Corporation issued a press release announcing that Michael J. Rowny has been elected to CIENA's board of directors. The text of the press release is furnished as Exhibit 99.1 to this Report.

Exhibits -- The following exhibit is furnished as part of this Report:

Exhibit 99.1 -- Text of Press Release filed under Item 5 by CIENA Corporation, dated August 19, 2004.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   CIENA CORPORATION

Dated: August 19, 2004      By: /s/ Russell B. Stevenson, Jr.
                            ----------------------------------------------
                                    Senior Vice President, General Counsel
                                    and Secretary

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